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                                                                    Exhibit 10.2


                               GIven Imaging Ltd.

                                    THE 2000
                                STOCK OPTION PLAN

1.       NAME

This Plan, as amended from time to time, shall be known as the GIven Imaging Ltd. 2000 Stock Option Plan ("the Option Plan").


2.       PURPOSE OF THE OPTION PLAN

The Option Plan is intended to provide an incentive to retain, in the employ or directorship of GIven Imaging Ltd. ("the Company"), and its subsidiaries, persons of training, experience, and ability, to attract new employees, directors or consultants whose services are considered valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company, pursuant to the Option Plan approved by the board of directors of the Company ("the Board").

2.1 Options granted to non Israeli Optionees under the Option Plan may or may not contain such terms as will qualify such options as Incentive Stock Options ("ISOs") within the meaning of Section 422 (b) of the United States Internal Revenue Code of 1986, as amended ("the Code"). Options that do not contain terms that will qualify them as ISOs shall be referred to herein as Non-Qualified Stock Options ("NQSOs"). Each Option Agreement shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Any ISO granted under the Option Plan shall contain such terms and conditions, consistent with the Option Plan, as the Company may determine to be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code. Any ISO granted under the Option Plan may be modified by the Company to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

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2.2    Options granted to Israeli Optionees under the Option Plan may or may not contain such terms as will qualify such options for the special tax treatment under section 102 of the Israeli Tax Ordinance (New Version), 5721-1961, as amended (the "Ordinance"), and the Income Tax Rules (Tax Benefits in Stock Issuances to Employees ) 5749-1989 (the "Rules") ("102 Options"). Options that do not contain terms that will qualify them for the special tax treatment under section 102 of the Ordinance, shall be referred to herein as Section 3(I) Options ("3(I) Options").

All options granted hereunder, whether together or separately, shall be hereinafter referred to as "Options".

3.       ADMINISTRATION OF THE OPTION PLAN

The Board or a compensation committee appointed and maintained by the Board for such purpose ("the Committee") shall have the power to administer the Option Plan. Notwithstanding the above, the Board shall automatically have a residual authority if no Committee shall be constituted or if such Committee shall cease to operate for any reason whatsoever.

The Committee shall consist of such number of members (not less than two (2) in number) as may be fixed by the Board. Subject to the provisions of the Company's Articles, the Board shall appoint the members of the Committee, may from time to time remove members from, or add members to, the Committee and shall fill vacancies in the Committee however caused The Committee shall select one of its members as its chairman ("the Chairman") and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

Any member of such Committee shall be eligible to receive Options under the Option Plan while serving on the Committee, unless otherwise specified herein.

The Committee shall have full power and authority to (i) designate participants in the Option Plan; (ii) determine the terms and provisions of respective Option agreements (which need not be identical) including, but not limited to, the number of shares in the Company to be covered by each Option, provisions concerning the time or times when, and the extent to which, the Options may be exercised and the nature and duration of restrictions as to transferability, vesting or other terms and conditions of the Option; (iii) accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option;
(iv) designate Options as 102 Options, as (3I) Options, as ISOs or as NQSO; (v) interpret the provisions and supervise the administration of the Option Plan;
(vi) amend the Option Plan from time to time in order to qualify for tax benefits applicable under U.S. and Israel laws, and - (vi) determine any other matter which is necessary or desirable for, or incidental to administration of the Option Plan. In determining the number of shares covered by the Options to be granted to each recipient, the Committee may consider, among other things, the nature of services provided by the recipient, the recipient's salary and/or duration of his service or employment by the Company.

All decisions and selections made by the Board or the Committee pursuant to the


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provisions of the Option Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing and signed by a majority of the members who are authorized to make such decision shall be fully effective as if it had been made by a majority at a meeting duly held.

The interpretation and construction by the Committee of any provision of the Option Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

Each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Option Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's Articles of Association, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4.       DESIGNATION OF PARTICIPANTS

The persons eligible for participation in the Option Plan as recipients of Options shall include any employees, directors and consultants of the Company or of any subsidiary of the Company. The grant of an Option hereunder shall neither entitle the recipient thereof to participate nor disqualify him from participating in, any other grant of Options pursuant to this Option Plan or any other option or stock plan of the Company or any of its affiliates. Notwithstanding any provisions to the contrary herein, no ISO shall be granted to any individual otherwise eligible to participate in the Option Plan who is not an employee of the Company or a "subsidiary" of the Company, within the meaning of Section 424(f) of the Code, on the date of granting of such ISO.

To the extent applicable and anything in the Option Plan to the contrary notwithstanding, all grants of Options to directors and office holders ("Nosei Misra" - as such term is defined in the Israeli Companies Law, 5759-1999 - "the Companies Law") shall be authorized and implemented only in accordance with the provisions of the Companies Law, as in effect from time to time.

5.       TRUSTEE

The 102 Options which shall be granted to Optionees and/or any Shares issued upon exercise of such Options and/or any other shares received subsequently following any realization of rights resulting from a 102 Option or from Shares issued upon exercise of a 102 Option, shall be issued to a Trustee nominated by the Committee, and approved in accordance with the provisions of Section 102 of the Ordinance ("the Trustee") and held for the benefit of the Optionees for a period of not less than two


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years (24 months) from the date of grant, and thereafter, the Trustee will transfer the Options or the Option shares, as the case may be, to the Optionees upon his/her demand, subject to any deduction or withholding required under the Ordinance, the Rules or any other applicable law.

Anything to the contrary notwithstanding, the Trustee shall not release any 102 Options which were not already exercised into Shares by the Optionee or release any Shares issued upon exercise of such Options prior to the full payment of the Optionee's tax liabilities arising from such Options which were granted to him and/or any Shares issued upon exercise of such Options.

Upon receipt of a 102 Option, the Optionee will sign the Stock Option Agreement which shall be deemed as Optionee's undertaking to exempt the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Option Plan, or any Option or Share granted to him thereunder.

6.       SHARES RESERVED FOR THE OPTION PLAN; RESTRICTION THEREON

6.1 Subject to adjustments as set forth in Section 8 below, a total of [____________] authorized but unissued Ordinary A' Shares, (nominal value NIS
0.01 per share ) of the share capital of the Company ("the Shares") shall be reserved for and subject to the Option Plan. The Shares shall bear such rights and restrictions as set forth under the Company's Articles of Association, which in general shall be equal to the Ordinary Shares of the Company, except for the right to receive notice of, attend and vote at a general meeting of the Company's shareholders, which rights shall not be attached to the Shares, provided, however, that in the event of an IPO or any similar "exit" event, the Company, subject to its shareholders resolution, shall grant the Shares voting rights which shall be equal to the voting rights granted to the Ordinary Shares of the Company. For the avoidance of any doubt, it is hereby clarified that the Purchase Price of the Shares (as specified in Section 7 of this Option Plan) includes the aforesaid voting rights. Any of such Shares which may remain unissued and which are not subject to outstanding Options at the termination of the Option Plan shall cease to be reserved for the purpose of the Option Plan, but until termination of the Option Plan the Company shall at all times reserve sufficient number of Shares to meet the requirements of the Option Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Shares therefore subject to such Option may again be subjected to an Option under the Option Plan.

6.2 Each Option granted pursuant to the Plan, shall be evidenced by a written agreement between the Company and the Optionee (the "Option Agreement"), in such form as the Board or the Committee shall from time to time approve. Each Option Agreement shall state a number of the Shares to which the Option relates and the type of Option granted thereunder (whether a 102 Option, a 3(I) Option, an ISO or an NQSO).. Notwithstanding any intent to grant ISOs, no ISO may be granted to any eligible employee of the Company or its "subsidiary" within the meaning of Section 424(f) of the Code to the extent that the ISO, together with any other "incentive stock

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options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other "incentive stock option" plans of the Company, any "subsidiary" of the Company within the meaning of Section 424(f) of the Code, and any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Shares having an aggregate fair market value in excess of $100,000 (or such other limit as may be required by the Code, from time to time) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. In the event an Optionee receives an Option intended to be an Incentive Stock Option which is subsequently determined not to comply with the requirements of the Code for Incentive Stock Options, the Option shall be amended, if necessary, in accordance with the Code and applicable Treasury Regulations and rulings to preserve, as the first priority, to the maximum possible extent, the status of the Option as an ISO (as defined in the Code) and to preserve, to the maximum possible extent, the number of shares subject to the Option. Options may be granted at any time after this Option Plan has been approved by the Company, subject to any further approval or consent required under Section 102 of the Ordinance or the Rules, in case of 102 Options, or of the U.S. Treasury, in case of ISOs and other applicable law, except that 102 Options shall be effective upon its grant provided that 31 days have elapsed from the date of filing with the Assessing Officer (of the Income Tax Commission) of an appropriate notice in respect of the grant of such Option, as required under the Rules, and the Optionee has signed and delivered to the Company a notice and undertaking as required under the Rules.

7.       PURCHASE PRICE

7.1 The purchase price of each Share subject to a new Option to be granted or any portion thereof shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time. The purchase price of the Shares covered by each ISO shall be not less than the Fair Market Value of the Company shares on the date the Option is granted; provided, however, that no ISO shall be granted to an individual otherwise eligible to participate in the Option Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any "subsidiary" of the Company within the meaning of Section 424(f) of the Code, or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, unless, at the time such ISO is granted, the exercise price per Share subject to the Option is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant For purposes of the foregoing, if the Company shares are publicly traded on the Over-the-Counter Market or a recognized stock exchange on the date the Option is granted, "Fair Market Value" shall mean, for any particular date, the last sale price of the Company shares on the applicable stock exchange or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of the Company shares as reported for such date or, if no

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such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date. In the event that the shares of the Company are not publicly traded on a stock exchange, the Fair Market Value of an Option Share on a particular date shall be the price per share at which the Company last issued any of its shares to a non-affiliated investor. Notwithstanding the preceding provision to the contrary, solely with respect to Shares granted pursuant to an ISO under the Option Plan, Fair Market Value shall be determined in accordance with Section 422(c)(7) of the Code.

7.2 The purchase price shall be payable upon the exercise of the Option in a form satisfactory to the Committee, including without limitation, by cash or cheque.


8.       ADJUSTMENTS

Upon the occurrence of any of the following described events, Optionee's rights to purchase Shares under the Option Plan shall be adjusted as hereafter provided:

8.1 If the Company is separated, reorganized, merged or consolidated with or into another corporation while Options which were not yet vested remain outstanding under the Option Plan, the Company shall see that the rights of holders of such Options shall not be derogated by such separations, reorganizations, mergers or consolidations. However, subject to any applicable law and unless the Board or the Committee resolves otherwise, in the event that in any such transaction the successor corporation does not agree to assume the Options, the vesting period defined in Section 4 of each Optionee's Option Agreement shall be accelerated so that any unvested Option shall be immediately vested in full as of the date ten (10) days prior to the effective date of such transaction.

8.2 If the outstanding shares of the Company shall at anytime be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, or any other like event of the Company, then in such event only and as often as the same shall occur, the number, class and kind of Shares (including Shares issuable pursuant to the Option Plan, as set forth in Section 6 hereof, in respect of which Options have not yet been exercised) subject to this Option Plan or subject to any Options therefore granted, and the purchase prices of the Options, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate purchase price of the Options.

8.3 Anything herein to the contrary notwithstanding, if prior to the completion of an initial public offering of the Company's securities ("IPO"), all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, each Optionee shall be obliged to sell or exchange (in accordance with the value of his Shares in accordance with the deal), as the case may be, the Shares such Optionee purchased under the Option Plan, in accordance with the instructions then issued by the Board whose determination

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shall be final.

8.4 Notwithstanding the foregoing adjustments, any changes to ISOs pursuant to this Section 8 shall, unless the Company determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs

9.       TERM AND EXERCISE OF OPTIONS

9.1 Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company and the Trustee , which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

9.2 Unless otherwise prescribed by the Committee or the Board and specified in Section 4 of the Option Agreement, an Option will not be exercisable before the second anniversary of the date of grant. As of the second anniversary of the date of grant and at any time thereafter (subject to the sentence below), the Option will be exercisable with respect to the 50% of the Option Shares, and with respect to 25% of the Option Shares after each of the third and fourth anniversaries of the date of grant, respectively. The Board shall have the exclusive authority to accelerate the periods for exercising an Option. However, subject to the provisions of section 9.6 below, no option shall be exercisable after the , expiration of ten (10) years from the Date of Grant (or in the event of grant of ISOs, five years from the Date of Grant in the case of an Option held by an Optionee who holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any "subsidiary" of the Company within the meaning of Section 424(f) of the Code, or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code);, and such options, or such part thereof, shall terminate and all interests and rights of the Optionee thereunder shall automatically expire.

9.3 Options granted under the Option Plan shall not be transferable by Optionees other than by will or laws of descent and distribution, and during an Optionee's lifetime shall be exercisable only by that Optionee.

9.4 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 9.6 below and unless the Board or Committee resolves otherwise, the Optionee is an employee of the Company or any of its subsidiaries or continuing to provide services to such entities, at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

9.5 Subject to the provisions of Section 9.6 below, in the event of termination of Optionee's employment with the Company or any of its subsidiaries, or if applicable, the termination of services given by the Optionee to the Company or any of its

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subsidiaries all Options granted to him will immediately expire. A notice of termination of employment or services shall be deemed to constitute termination of employment or services.

9.6 Notwithstanding anything to the contrary in Section 9.5 above and subject to the provisions of Section 9.7 below, an Option may be exercised after the date of termination of Optionee's service or employment with the Company or any subsidiary of the Company only with respect to the number of Options already vested and unexpired at the time of such termination according to the vesting and expiration periods of the Options set forth in this Option Plan, or under a different period prescribed by the Committee or by the Board and specified in Optionee's Option Agreement, provided however, that;

         9.6.1.   such termination is without Cause (as defined below); or -

         9.6.2. such termination is the result of death or disability of the Optionee.

The term "Cause" shall mean a material breach of the employee's agreement or other duty toward the Company or his acting against the Company's interest not in good faith, as the Committee may determine in its sole discretion.

9.7 (a) Any Optionee whose employment with the Company shall terminate for any cause or reason, shall be deemed to have irrevocably offered to all other shareholders (other than other employees) to purchase any and all of his/her Shares (including other shares of the Company issued in respect thereof) whether held by him/her or by the Trustee for his/her benefit pursuant to the terms set forth under Article 18A of the Company's Articles. In the event that the Optionee's shares are not purchased as aforesaid, any subsequent sale or disposition thereof shall be subject to the provisions of
Article 17 of the Company's Articles.

         (b) Anything to the contrary contained herein or in the Company's Articles notwithstanding, if the Optionee's employment is terminated for cause of fraud, breach of fidelity, theft or other malicious behavior against the Company, then such Optionee shall be deemed to have offered to the other shareholders of the Company (other than other employees) to purchase all the Shares (or other shares issued in respect thereof) in consideration for the purchase price (determined in accordance with Section 7 of this Option Plan) paid by such employee for such Shares owned by the employee PRO RATA to their respective holdings of the Company's issued and outstanding shares. Such shares shall be sold and transferred as aforesaid within 30 days from the date of such termination of employment. If the Optionee fails to transfer his/her shares as aforesaid, the Company, at the decision of the Board, shall be entitled to forfeit his/her shares and to authorize any person to execute on behalf of the Optionee any instrument or document necessary to effect such transfer and to make the appropriate inscription in the Company's register of members. Each Optionee, upon executing an Option Agreement, shall be deemed to have authorized the Company and each of its officers and to have granted the Company and each of its officers an irrevocable power of attorney to execute in his/her behalf such instruments and documents. The Company and its shareholders shall each be deemed as a third party beneficiary of this paragraph (b) with rights to enforce same against the Optionee.

         (c) This Section 9.7 will terminate upon the closing of the initial public offering of any securities of the Company, anywhere in the world.


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9.8    The holders of Options shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until, following exercise , registration of the Optionee as holder of such Shares in the Company's register of members, but in case of Options and Shares held by the Trustee, subject always to the provisions of section 5 of the Option Plan.

9.9 Any form of Option agreement authorized by the Option Plan may contain such other provisions as the Committee may, from time to time, deem advisable. Without limiting the foregoing, the Committee may, with the consent of the Optionee, from time to time, cancel all or any portion of any Option then subject to exercise, and the Company's obligation in respect of such Option may be discharged by payment to the Optionee of an amount in cash equal to the excess, if any, of the fair market value of the Shares at the date of such cancellation subject to the portion of the Option so canceled over the aggregate purchase price of such Shares.

10.      PURCHASE FOR INVESTMENT

The Company's obligation to issue Shares upon exercise of an Option granted under the Plan is expressly conditioned upon (a) the Company's completion of any registration or other qualifications of such Shares under any state and/or federal law, rulings or regulations or (b) representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable requirements of State and federal laws and regulatory agencies.

11.      DIVIDENDS

With respect to all Shares (in contrary to Options not exercised into Shares) issued upon the exercise of Options purchased by the Optionee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends.

During the period in which Shares, issued to the Trustee on behalf of an Optionee


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upon exercise of a 102 Option, are held by the Trustee, the cash dividends paid with respect thereto shall be paid directly to the Optionee.

12.      ASSIGNABILITY AND SALE OF OPTIONS

12.1 No Option, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Optionee each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

12.2 As long as Shares are held by the Trustee in favor of the Optionee, then all rights the last possesses over the Shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution. Any such action made directly or oblique, for an immediate validation or for a future one, shall be void

13.      TERM OF THE OPTION PLAN

The Plan shall become effective on the date that it is adopted by the Board of Directors; provided, however, that no Option may be exercised until the Plan has been approved by the holders of a majority of the voting stock of the Company. If the Plan is not approved by the shareholders of the Company within twelve months after the date the Plan is adopted by the Board of Directors, the Plan and all Options granted thereunder shall be null and void. Subject to Section 14 below the Option Plan shall terminate at the end of 10 years from such day of adoption; provided, however, Options theretofore may extend beyond such date.

14.      AMENDMENTS OR TERMINATION

The Board may, at any time and from time to time, amend, alter or discontinue the Option Plan, except that no amendment or alteration shall be made which would impair the rights of the holder of any Option therefore granted, without his consent. However, unless otherwise required by law or specifically provided herein, no such amendment, alteration or discontinuation shall be made which, without first obtaining approval of the shareholders of the Company (where such approval is necessary to satisfy (i) with regard to ISOs, any requirements under the Code relating to ISOs or (ii) any applicable law, regulation or rule), would:

                  (a) except as is provided in Section 8, increase the maximum number of Shares which may be sold or awarded under the Option Plan;

                  (b) except as is provided in Section 8, decrease the minimum Option exercise price requirements under the Option Plan;



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                  (c)   change the class of persons eligible to receive Stock
                        Options under the Plan; or

                  (d) extend the duration of the Plan or the period during which ISOs may be exercised under Section 9.




15.      GOVERNMENT REGULATIONS

The Option Plan, the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.      CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES

Neither the Option Plan nor the Option agreement with the Optionee shall impose any obligation on the Company or a subsidiary thereof, to continue any Optionee in its employ, or the hiring by the Company of the Optionee's services and nothing in the Option Plan or in any Option granted pursuant thereto shall confer upon any Optionee any right to continue in the employ or service of the Company or a subsidiary thereof or restrict the right of the Company or a subsidiary thereof to terminate such employment or service hiring at any time.

17.      GOVERNING LAW & JURISDICTION

This Option Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Option Plan.

18.      TAX CONSEQUENCES

Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee (where applicable) shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and the Trustee (where applicable) and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including


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without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

The Board, the Committee and/or the Trustee shall not be required to release any Share certificate, issued upon exercise of a 102 Option and/or a 3(I) Option, to an Optionee, until all required payments have been fully made.

If the Option is intended to qualify as an ISO, then if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any Share issued to the Optionee pursuant to his exercise of the Option within the two-year period commencing on the Date of Grant or within the one-year period commencing on the date after the date of transfer of such Share to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days after such disposition, notify the Company thereof, by delivery of a written notice to the Secretary of the Company, and immediately deliver to the Company the amount of all applicable withholding taxes and any other information as may be prescribed by the Committee or the Company.

19.      NON-EXCLUSIVITY OF THE OPTION  PLAN

The adoption of the Option Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock Options otherwise then under the Option Plan, and such arrangements may be either applicable generally or only in specific cases.

20.      MULTIPLE AGREEMENTS

The terms of each Option may differ from other Options granted under the Option Plan at the same time, or at any other time. The Committee may also grant more than one Option to a given Optionee during the term of the Option Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

                             STOCK OPTION AGREEMENT
                      Made as of the day of ________, 2000
                                 By and between

                               GIven Imaging Ltd.
  an Israeli Company located at Building 7B, New Industrial Park, P.O. Box 258'
                                  Yokneam 20692
                                 ("the Company")
                                of the first part

                                       and

                                  -------------
                                       ID
                                ("the Optionee")
                               of the second part

                                    PREAMBLE

Whereas   On _________, 2000, the Company has adopted its 2000 Stock Option
Plan, a copy of which is attached as Exhibit A hereto, forming an integral part hereof ("the Option Plan"); and -

Whereas   The Company has determined that the Optionee be granted an Option under the Option Plan to purchase shares of the Company, and the Optionee has agreed to such grant, all on the terms and subject to the conditions hereinafter provided.

NOW, THEREFORE, it is agreed as follows:

1.    PREAMBLE AND DEFINITIONS

1.1   The Preamble to this Agreement constitutes an integral part hereof.

1.2 Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Option Plan.


2.    GRANT OF OPTION

2.1 The Company hereby grants to [(the "Trustee", for the benefit of the Optionee under the terms and conditions of Section 102 of the Ordinance and as evidenced by the Letter of Allotment attached to this Agreement as Exhibit 2.1] [the Optionee] ____________ [ISO/NQSO/102 Options/ 3(l) Options] (the "Option/s"), exercisable in whole or in part for Ordinary A' Shares nominal value NIS 0.01 of the share capital of the Company, taken from the total number of shares reserved for purposes of the Option Plan in the Company's authorized unissued share capital ("the Share"), at the price per Share of ______________ ("the Purchase Price"), on the terms and subject to the conditions hereinafter provided.

2.2 The Optionee is aware that the Company intends to issue additional shares in the future to various entities and individuals, as the Company in its sole discretion shall determine.

2.3 [APPLICABLE TO ISOs: The Option is intended to qualify as an Incentive Stock Option within the meaning of Section 422 (or any successor section thereof) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the terms of this Option Agreement shall be construed in accordance with such Code section; provided, however, that nothing in this Agreement shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Option is or will be determined to be an Incentive Stock Option within the meaning of Section 422 of the Code.]


3.       PERIOD OF OPTION AND CONDITIONS OF EXERCISE

3.1 The terms of this Option Agreement shall commence on the date hereof ("the Date of Grant") and terminate at the Expiration Date (as defined in Section 6 below), or at the time at which the Option is completely terminated pursuant to the terms of the Option Plan or pursuant to this Agreement.

3.2 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options become vested and exercisable pursuant to Section 9 of the Option Plan and subject to any terms and conditions determined by the Board or the Committee, prior to the Expiration Date. To the extent the Option is intended to qualify as an ISO, notwithstanding the foregoing,an Option granted under the Option Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection
(d) of such Section) under the Option Plan and any other "incentive stock option" plans of the Company, any "subsidiary" of the Company within the meaning of Section 424(f) of the Code, and any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Shares having an aggregate fair market value (determined as of the Date of Grant) in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

3.3 Subject to the provisions of Section 3.4 below, in the event of termination of the

Optionee's employment with the Company or any of its subsidiaries, or, if applicable, the termination of the provision of services by the Optionee to the Company or any of its subsidiaries, all Options granted to him will immediately expire. A notice of termination of employment or services by either the Company or the Optionee shall be deemed to constitute termination of employment or services.

3.4 Notwithstanding anything to the contrary in Section 3.2 above, an Option may be exercised after the date of termination of Optionee's service or employment with the Company or any subsidiary of the Company, but only with respect to the number of Options already vested and unexercised at the time of such termination, according to the vesting and expiration periods of the Options, set forth in Section 9 of the Option Plan , , provided, however that;

      3.4.1 such termination is without Cause (as defined below); or -

      3.4.2 such termination is the result of death or disability of the Optionee.

      The term "Cause" shall mean a material breach of the employee's agreement or other duty toward the Company or his acting against the Company's interest not in good faith, as the Committee may determine in its sole discretion.

3.5 (a) In the event that the employment of the Optionee with the Company shall terminate for any cause or reason, he/she shall be deemed to have irrevocably offered to all other shareholders (other than other employees) to purchase any and all of his/her Shares (including other shares of the Company issued in respect thereof) whether held by him/her or by the Trustee for his/her benefit pursuant to the terms set forth under Article 18A of the Company's Articles. In the event that the Optionee's shares are not purchased as aforesaid, any subsequent sale or disposition thereof shall be subject to the provisions of Article 17 of the Company's Articles.

      (b) Anything to the contrary contained herein or in the Company's Articles notwithstanding, if the Optionee's employment is terminated for cause of fraud, breach of fidelity, theft or other malicious behavior against the Company, then such Optionee shall be deemed to have offered to the other shareholders of the Company (other than other employees) to purchase all his Option Shares (or other shares issued in respect thereof) in consideration for the Purchase Price paid by such employee for the Shares , PRO RATA to their respective holdings of the Company's issued and outstanding shares. Such Shares shall be sold and transferred as aforesaid within 30 days from the date of such termination of employment. If the Optionee fails to transfer his/her shares as aforesaid, the Company, at the decision of the Board, shall be entitled to forfeit his/her shares and to authorize any person to execute on behalf of the Optionee any instrument or document necessary to effect such transfer and to make the appropriate inscription in the Company's register of members. Each Optionee, upon executing an Option Agreement, shall be deemed to have authorized the Company and each of its officers and to have granted the Company and each of its officers an irrevocable power of attorney to execute in his/her behalf such instruments and documents. The Company and its shareholders shall each be deemed as a third party beneficiary of this paragraph (b) with rights to enforce same against the Optionee.

3.6 The Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Shares would be deliverable upon exercise, such fraction shall be rounded up one-half or more, or otherwise rounded down, to the nearest whole number. Notwithstanding the foregoing adjustments, any changes to ISOs pursuant to this Section 3.6 shall, unless the Company determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

4.       VESTING

Subject to the requirements as to the number of Shares for which an Option is exercisable, as set forth in Section 2.1 above, Options shall vest (i.e., Options shall become exercisable) in accordance with Section 9 of the Option Plan [IF SPECIAL TERMS APPLY INSERT THEM HERE].

5.       METHOD OF EXERCISE

5.1 Options shall be exercised by the Optionee by giving written notice to the Company, in such form and method as may be determined by the Company and in the case of Options designated as 102 Options ("102 Options"), as may be determined by the Company and the Trustee ("the Exercise Notice"), which exercise shall be effective upon receipt of such notice by the Company at its principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

5.2 Shares issued upon exercise of a 102 Option shall immediately be deposited by the Trustee and be held by the Trustee in accordance with the provisions of
Section 5 of the Option Plan. The Trustee shall not transfer any Options to the Optionee prior to exercise of the Options into Shares. The Trustee will transfer the Shares to the Optionee upon demand but in no event earlier than two years (24 months) from Date of Grant. If any law or regulation requires the Company to take any action with respect to the Shares so demanded before the issuance thereof, then the date of their issuance shall be extended for the period necessary to take such action. The Optionee hereby authorizes the Trustee to sign an agreement with the Company whereby Shares will not be transferred without deduction of taxes at source. The Optionee hereby undertakes to exempt the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Option Plan, or any Option or Share granted to him thereunder.

6.       TERMINATION OF OPTION

6.1 Except as otherwise stated in this Agreement, the Options, to the extent not previously exercised, shall terminate forthwith after 10 years from the Date of Grant (or, in the event of grant of an ISO, five years from the Date of Grant in the case of an Option held by an Optionee who holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any "subsidiary" of the Company within the meaning of Section 424(f) of the Code, or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code) (the "Expiration Date").

6.2 Without derogating from the above, the Committee may, with the prior written consent of the Optionee, from time to time cancel all or any portion of the Options then subject to exercise, and the Company's obligation in respect of such Options may be discharged by (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the fair market value of the Shares pertaining to such canceled Options, at the date of such cancellation, over the aggregate purchase price of such Shares, (ii) the issuance or transfer to the Optionee of Shares of the Company with a fair market value at the date of such transfer equal to any such excess, or (iii) a combination of cash and Shares with a combined value equal to any such excess, all determined by the Committee in its sole discretion.

7.       ADJUSTMENTS

7.1 If the Company is separated, reorganized, merged or consolidated with or into another corporation while Options which were not yet vested remain outstanding under the Option Plan, the Company shall see that the rights of holders of such Options shall not be derogated by such separations, reorganizations, mergers or consolidations. Without limiting the generality of the above, subject to any applicable law and unless the Board or the Committee resolves otherwise, in the event that in any such transaction the successor corporation does not agree to assume the Options, the vesting period defined in
Section 4 above shall be accelerated so that any unvested Option shall be immediately vested in full as of the date ten (10) days prior to the effective date of such transaction.

7.2 If the outstanding shares of the Company shall at anytime be changed or exchanged by declaration of a stock dividend, stock split, combination or exchange of shares, recapitalization, or any other like event of the Company, then in such event only and as often as the same shall occur, the number, class and kind of Shares (including Shares issuable pursuant to the Option Plan, as set forth in Section 6 thereof, in respect of which Options have not yet been exercised) subject to this Option Plan or subject to any Options therefore granted, and the purchase prices of the Options, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate purchase price of the Options.

7.3 Anything herein to the contrary notwithstanding, if prior to the completion of the IPO, all or substantially all of the shares of the Company are to be sold, or upon a merger or reorganization or the like, the shares of the Company, or any class thereof, are to be exchanged for securities of another Company, then in such event, the Optionee shall be obliged to sell or exchange (in accordance with the value of his Shares in accordance with the deal) as the case may be, the Shares such Optionee purchased hereunder, in accordance with the instructions then issued by the Board, which will be given according to the decided upon policy concerning Optionees under the Option Plan.

8.      RIGHTS PRIOR TO EXERCISE OF OPTION; LIMITATIONS AFTER PURCHASE OF SHARES

8.1 Subject to the provisions of Section 8.2 below, the Optionee shall not have any of the rights or privileges of shareholders of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until, following exercise, registration of the Optionee as holder of such Shares in the Company's register of members, but in case of Options and Shares held by the Trustee, subject always to the provisions of Section 5 of the Option Plan.

8.2 With respect to all Shares (in contrary to Options which were not exercised into Shares) issued upon the exercise of Options purchased by the Optionee, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends. During the period in which Shares, issued to the Trustee on behalf of an Optionee upon exercise of a 102 Option, are held by the Trustee, the cash dividends paid with respect thereto shall be paid directly to the Optionee.

8.3 No Option purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them, given to any third party whatsoever other than by will or laws of descent and distribution, and during the lifetime of the Optionee each and all of the Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

8.4 As long as Shares are held by the Trustee in favor of the Optionee, then all rights the last possesses over the Shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution. Any such action made directly or oblique, for an immediate validation or for a future one, shall be void.

8.5 Optionee agrees that if the Company's shares will be traded in a public market, his right to sell his Shares may be subject to some limitations, as set forth by the Company's underwriters. In such event, the Optionee will unconditionally agree to any such limitations.

8.6 The Optionee may be required by the Company, at the Company's discretion, to give a representation in writing upon exercising the Option, that he or she is acquiring the Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

8.7 The Optionee shall not dispose of any Shares in transactions which, in the opinion of counsel to the Company, violate the U.S. Securities Act of 1933, as amended ("the 1933 Act"), or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws, including the securities laws of the State of Israel.

8.8 If any Shares shall be registered under the 1933 Act, no public offering (otherwise than a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any Shares shall be made by the Optionee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 act.

8.9 The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions, as it may deem appropriate (which do not violate the Optionee's rights according to this Agreement).

9.       GOVERNMENT REGULATIONS

The Option Plan, the granting and exercise of the Options thereunder, and the Company's obligation to sell and deliver Shares or cash under the Options, are subject to all applicable laws, rules and regulations of any state in which the shares of the Company are publicly traded, or of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Optionee, including the registration of the Shares under the United States Securities Act of 1933, and to such approvals by any governmental agencies or national securities exchanges as may required.

10.      CONTINUANCE OF EMPLOYMENT OR HIRED SERVICES

Nothing in this Option Agreement shall be construed to impose any obligation on the Company or a subsidiary thereof to continue the Optionee's employment with it or the hiring by the Company of the Optionee's services, to confer upon the Optionee any right to continue in the employ of the Company or a subsidiary thereof or the grant of services thereto, or to restrict the right of the Company or a subsidiary thereof to terminate such employment or the grant of services at any time.

11.      GOVERNING LAW & JURISDICTION

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Agreement.

13.      TAX CONSEQUENCES

Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or the Trustee (where applicable) shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including the withholding of taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and the Trustee (where applicable) and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee

The Board and/or the Committee and/or the Trustee shall not be required to release any Share certificate, issued upon exercise of a 102 Option and/or a 3(I) Option, to an Optionee, until all required payments have been fully made. The Optionee hereby declares that he/she will not transfer the Shares, issued upon exercise of a 102 Option, nor any other shares received subsequently following any realization of rights resulting from a 102 Option or from Shares issued upon exercise of a 102 Option, by a way of tax - exempt transfer or a transfer under sections 104 (a), 104 (b) or 97 (a) of the Income Tax Ordinance.

If the Option is intended to qualify as an ISO, then if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any Share issued to the Optionee pursuant to his exercise of the Option within the two-year period commencing on the Date of Grant or within the one-year period commencing on the date after the date of transfer of such Share to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days after such disposition, notify the Company thereof, by delivery of a written notice to the Secretary of the Company, and immediately deliver to the Company the amount of all applicable withholding taxes and any other information as may be prescribed by the Committee or the Company.

14.      FAILURE TO ENFORCE NOT A WAIVER

The failure of any party to enforce at any time any provisions of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

15.      PROVISIONS OF THE OPTION PLAN

The Options provided for herein are granted pursuant to the Option Plan, and said Options and this Option Agreement are in all respects governed by the Option Plan and subject to all of the terms and provisions whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein. Any interpretation of this agreement will be made in accordance with the Option Plan but in the event there is any contradiction between the provisions of this agreement and the Option Plan, the provisions of this agreement will prevail; PROVIDED, HOWEVER, that the provisions of the Option Plan with respect to ISOs shall prevail with respect to any contradictions or inconsistencies between the Option Plan and any provisions contained in the Option Agreement for the grant of ISOs.

16.      BINDING EFFECT

This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereof.

17.      NOTICES

Any notice sent by one party to the other under this Option Agreement shall be sent to the addresses first set forth above, or to any other address of a party designated in writing by such party, and shall be considered as having reached its destination, if it was delivered by hand, at the time of its delivery; if it was sent by registered mail, within 96 hours from the time it was so dispatched; and if it was sent by facsimile or e-mail, within 48 hours from the receipt of the confirmation of proper transmission of the notice.

18.      ENTIRE AGREEMENT

This Agreement exclusively concludes all the terms of the Optionee's Option Plan, and, subject to the provisions of Section 19 of the Option Plan, annuls and supersedes any other agreement, arrangement or understanding, whether oral or in writing, relating to the grant of options to the Optionee. Any change of any kind to this agreement will be valid only if made in writing and signed by both the Optionee and the Company's authorized member and has received the approval of the Board. The grant of options to the Optionee shall be subject to the approval of the Option Plan by Company's Shareholders General Meeting.

IN WITNESS WHEREOF, the Company executed this Option Agreement in duplicate on the day and year first above written.

GIVEN IMAGING LTD.


By:


The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Option Agreement.

The Optionee

                                   EXHIBIT 2.1

                               GIVEN IMAGING LTD.

                                 PC/51-257802-2

                                 (the "COMPANY")

                                                                     [DATE]

  To:      INVESTEC CLALI TRUST COMPANY  LTD.
           29 YAVNE STREET
           TEL-AVIV 65792
           ISRAEL

                             RE: LETTER OF ALLOTMENT

  This is to confirm that on __________ (DATE OF GRANT), Given Imaging Ltd. ("the Company") has granted you ________ Options exercisable in whole or in part for _________ ordinary A' Shares of the Company, each having a nominal value of NIS 0.01 in favor of Mr./Mrs. ___________________.

  The Options are granted according to (mark the appropriate box):

           [   ]  Section 102 of the Income Tax Ordinance (New Version), 1961.

           [   ] Section 3(I) of the Income Tax Ordinance (New Version), 1961.


  PURCHASE PRICE

  The Purchase Price for each option is ______ per share.

  Vesting of Options is according to Section 9 of Stock Option Plan.

  SPECIAL TERMS:

  -------------------------------------------------------------------


  -------------------------------------------------------------------

  This letter is of value.


                                                      -------------------
                                                      GIVEN IMAGING LTD.